Exhibit 99


Joint Filer Name:          POI Acquisition, L.L.C.
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    POI ACQUISITION, L.L.C.

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person


Joint Filer Name:          Quadrangle Capital Partners LP
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)


Signature:    QUADRANGLE CAPITAL PARTNERS LP

              By: Quadrangle GP Investors LP, its General Partner

              By: Quadrangle GP Investors LLC, its General Partner

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person


Name:                      Quadrangle Capital Partners-A LP
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QUADRANGLE CAPITAL PARTNERS-A LP

              By: Quadrangle GP Investors LP, its General Partner

              By: Quadrangle GP Investors LLC, its General Partner

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person


Name:                      Quadrangle Select Partners LP
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QUADRANGLE SELECT PARTNERS LP

              By: Quadrangle GP Investors LP, its General Partner

              By: Quadrangle GP Investors LLC, its General Partner

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person


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Name:                      Quadrangle GP Investors LP
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QUADRANGLE GP INVESTORS LP

              By: Quadrangle GP Investors LLC, its General Partner

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person


Name:                      Quadrangle GP Investors LLC
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QUADRANGLE GP INVESTORS LLC

              By: /s/ David A. Tanner
                  ------------------------
              Name:  David A. Tanner
              Title: Authorized Person



Name:                      Quadrangle Master Funding Ltd
Address:                   c/o Walkers SPV Limited,
                           Walker House, Mary Street, PO Box 908GT,
                           George Town, Grand Cayman, Cayman Islands
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QUADRANGLE MASTER FUNDING LTD

              By: /s/ Michael Weinstock
                  ------------------------
              Name:  Michael Weinstock
              Title: Authorized Person



Name:                      QDRA LLC
Address:                   375 Park Avenue, 14th Floor,
                           New York, New York 10152
Designated Filer:          POI Acquisition I, Inc.
Date of Event
  Requiring Statement:     02/17/04
Issuer Name and Ticker
  or Trading Symbol:       Protection One, Inc. (POIX)

Signature:    QDRA LLC

              By: /s/ Michael Weinstock
                  ------------------------
              Name:  Michael Weinstock
              Title: Authorized Person